Jennison Natural Resources Fund, Inc.


Supplement dated December 13, 2005
Prospectus and Statement of Additional Information dated
July 29, 2005


The Board of Directors of Jennison Natural Resources Fund, Inc.
(the "Fund") has approved an increase in the allowable percentage of Fund assets that may be invested in foreign securities from 35% to 100%.

To reflect this change, the indicated sections of the Prospectus and Statement of Additional Information are revised as follows:

The table appearing in the section of the Prospectus entitled
"How the Fund Invests - Investment Risks," is hereby revised to state that the Fund may invest up to 100% of its investable assets in foreign securities.

The section of the Statement of Additional Information entitled "Description of the Fund, Its Investments and Risks - Securities of Foreign Issuers" is hereby revised to state that the Fund may invest up to 100% of its investable assets in the securities of foreign issuers.















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